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                                                                   Exhibit 10.32


               ADDENDUM TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT

        This ADDENDUM TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT (this "Addendum") is effective December 1, 1998 between Sunrise Hospital and Medical Center, LLC, d/b/a as Sunrise Hospital and Medical Center, a Nevada corporation ("Medical Center"), and GK Financing, LLC, a California limited liability company ("GKF").

                                    RECITALS

        WHEREAS, on June 3, 1999, GKF and Medical Center executed a Lease Agreement for a Gamma Knife Unit (the "Original Lease");

        WHEREAS, the parties desire to amend the terms and provisions of the Original Lease as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

        1. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning set forth in the Original Lease.

        2. COSTS OF SITE PREPARATION; COSTS OF INSTALLATION. Section 4 of the original lease is hereby amended as follows:

        In the event that Sunrise's Gamma Knife program does not perform at least * procedures in its first year of operation, GKF shall reimburse Sunrise for * of its Gamma Knife installation costs.

        In the event that Sunrise's Gamma Knife program does not perform at least * procedures in its second year of operation, GKF shall reimburse Sunrise for * of its Gamma Knife installation costs.

        3. FULL FORCE AND EFFECT. Except as otherwise amended hereby or provided herein, all of the terms and provisions of the Original Lease shall remain in full force and effect.


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        IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.


           "MEDICAL CENTER"            Sunrise Hospital and Medical Center



           BY:
                                       -----------------------------------------
                                       Jerald F. Mitchell, President and
                                       Chief Executive Officer



           "GKF"                       GK Financing, LLC



           BY:
                                       -----------------------------------------
                                       Craig K. Tagawa, Chief Executive Officer